SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 3, 2010

FRANKLIN ELECTRIC CO., INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

INDIANA	0-362	35-0827455

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

400 EAST SPRING STREET BLUFFTON, INDIANA	46714

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(260) 824-2900

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”

Earlier today we filed an 8-K to announce out first quarter 2010 results.  After we filed the 8-K we noticed that it contained a press release with an incorrect percentage in international Fueling Systems revenues during the first quarter 2010.  The press release that was issued to the newswire by Franklin Electric Co., Inc. earlier today contained the correct figures. A copy of the correct press release issued to the newswire is attached hereto as Exhibit (99) and is hereby incorporated by reference.

There are no other changes to the information contained in the initial 8K that we filed earlier today.

Item 9.01  Financial Statement and Exhibits

The following information is furnished pursuant to Item 9.01, “Financial Statements and Exhibits”:  (99) Press Release, dated April 29, 2010 issued by Franklin Electric Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: April 29, 2010	By /s/ John J. Haines
John J. Haines
Vice President, Chief Financial
Officer and Secretary (Principal
Financial and Accounting Officer)